Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations Contact: Joe Wilkinson Deltek, Inc. 703.885.9423 josephwilkinson@deltek.com	Media Relations Contact: Patrick Smith Deltek, Inc. 703.885.9062 patricksmith@deltek.com

Deltek Reports Q2 Total Revenue of $88 Million, up 36% from Q2 2010

Product Revenue of $24.8 million, up 70% from prior year and 15% from prior quarter

HERNDON, Va. – July 28, 2011 – Deltek, Inc. (Nasdaq: PROJ), the leading global provider of enterprise software and information solutions for professional services firms and government contractors, today announced financial results for the quarter ended June 30, 2011.

Q2 product revenue, which includes perpetual, subscription and term license revenue, was $24.8 million up 69.8% from the second quarter of 2010. Q2 perpetual license revenue was $15 million, compared to $14.5 million in the second quarter of 2010, an increase of 3.4%. Subscription and term license revenue was $9.8 million in the second quarter. Subscription revenue in the quarter was impacted by a purchase accounting write down of $1.1 million of deferred revenue associated with the acquisitions of INPUT and FedSources/Washington Management Group.

Q2 product bookings were $27 million, a 64% increase from the second quarter of 2010 and a 6.4% increase from the prior quarter. Product bookings consist of the aggregate contract value of the company’s perpetual, subscription and term licenses sold during the quarter.

Maintenance revenue in the second quarter was $39.4 million, up from $32.7 million in the second quarter of 2010, an increase of 20.4%. Consulting and other revenue for Q2 was $23.8 million, up 38.6% compared to $17.2 million in Q2 2010.

Total revenue for the second quarter of 2011 was $88 million, a new Company record and an increase of 36.5% from $64.5 million in 2010.

Q2 GAAP operating loss was $1.9 million compared to GAAP operating income of $7 million in the prior-year period. The Q2 GAAP results include the purchase accounting impacts and costs associated with the Company’s recent acquisitions including acquisition-related costs, restructuring charges and incremental intangible asset-related amortization expense. The total effect of these items was $10.3 million.

Q2 GAAP operating loss as a percentage of revenue was -2.1%, reflecting the acquisition and purchase accounting impacts previously described. This compares to a GAAP operating margin of 10.9% in Q2 2010. The Q2 GAAP margin percentage was reduced by 11.7 percentage points as a result of the impacts of our recent acquisitions described above.

Non-GAAP operating income for the second quarter of 2011 was $11.4 million, compared to $12.7 million in Q2 2010.

Q2 Non-GAAP operating income as a percentage of revenue was 12.7%, compared to 19.7% in Q2 2010.

Q2 GAAP net loss was $3 million, or -$0.05 per diluted share, compared to net income of $2.9 million, or $0.04 per diluted share, in the second quarter of 2010.

Non-GAAP net income for the second quarter of 2011 was $5.2 million, or $0.08 per diluted share, compared to $6.4 million, or $0.10 per diluted share, in Q2 2010.

“Deltek had a record quarter highlighted by strong sales in new verticals and geographies. We’re performing very well internationally, with over 26% of our perpetual license revenue generated outside the United States,” said Kevin Parker, president and CEO of Deltek. “Our focus on new verticals is paying off with key wins in the broader professional services market. Q2 was also important from a new product perspective as we announced new solutions across all of Deltek’s major product lines and target markets. We’re also seeing high renewal rates for all of our recurring revenue.

“In Q2 we continued to post improving financial results including significant sequential margin improvement. Leveraging our healthy cash position and strong cash flow generation, we paid down $25 million of outstanding debt during the quarter. Going forward, we expect both of these trends to continue.”

Comparison of GAAP and Non GAAP Measurements:

Non-GAAP operating income and margin exclude the pre-tax impact of stock-based compensation, amortization of acquired intangible assets, purchase accounting impacts relating to acquisitions, acquisition-related costs and restructuring charges. Non-GAAP net income excludes the same items on a net-of-tax basis.

A reconciliation of GAAP to non-GAAP financial measures is provided in the tables at the end of this press release.

Recent Highlights

•

Deltek released Deltek First, the industry’s only cloud-based financial management, business development, and project management solution built specifically for small and mid-sized government contractors. Deltek First plans, monitors and manages all critical business processes for a government contractor with solutions designed to help win more business, increase project visibility, accelerate cash flow, and reduce the cost of compliance. Deltek First’s cloud delivery model requires no IT expertise or resources, lowering start-up costs and ensuring an extremely fast turn-key solution deployment. Since Deltek First was released in May, nearly twenty customers have purchased Deltek’s full project lifecycle solution to power their businesses.

•

Deltek launched Deltek PM Compass, a new addition to its Enterprise Project Management (EPM) portfolio. Deltek PM Compass is the industry’s first project management platform designed and built specifically for Program Managers and project leaders that manage complex, large-scale programs. Acting as a “command center” that integrates information from multiple legacy systems to give Program Managers one place to monitor and manage complex programs, PM Compass empowers government contractors to reduce surprises and ensure that major programs are completed on-time and on-budget.

•

Deltek launched Deltek Costpoint Analytics, a new dashboard and analytics solution that helps government contractors gauge the health of their business and make smarter decisions. Costpoint Analytics aggregates data from multiple sources and delivers real-time, centralized access to critical data to better track project performance, manage budgets and understand company performance. The customizable solution makes it easy to extend, modify and design analytical dashboards that executives can leverage to unlock key business insights and uncover potential issues to drive better decisions for their organizations.

•

Valstar Simonis, a Dutch engineering firm, selected Deltek Vision to streamline its business processes and gain real-time insight into the performance of the business at an operational and executive level. Valstar Simonis is the first Dutch customer to implement Deltek Vision, an important milestone in Deltek’s commitment to expand its sales of Deltek Vision into the Netherlands and throughout the world.

•

Deltek added over 175 new customers in the quarter and closed a number of significant deals internationally with its Deltek Maconomy and Deltek People Planner solutions including: SINTEF, the largest independent research group in Scandinavia; Hjellnes, a leading Norwegian consulting engineering firm; Blue IQ, a South African consulting agency; and Avega Group AB, one of the fastest growing consulting firms in Sweden.

•

Deltek held Insight 2011, its annual customer conference, in Nashville, TN. Insight 2011 featured approximately 3,000 attendees representing hundreds of unique organizations. Insight 2011 showcased announcements across all of Deltek’s major product lines and target markets and hosted multiple Deltek channel and technology partners. At the conference, Deltek announced the winners of the Annual Deltek Project Excellence Awards, a program that recognizes customers that achieve superior business performance through their use of Deltek solutions.

Conference Call Information

Deltek will host a conference call at 5:00 p.m. Eastern Time today to discuss the Company’s first quarter results. The dial-in number for the conference call is 1-877-381-6419 in North America and 1-706-643-9496 outside North America (passcode: 82994724). The conference call also can be accessed through the Investor Relations section of Deltek’s website (http://investor.deltek.com). Those unable to participate in the live call may hear a replay through August 4, 2011 by dialing 1-855-859-2056 in North America and 1-404-537-3406 outside North America (passcode: 82994724). The replay also will be available through August 11, 2011 on Deltek’s website.

About Deltek

Deltek (Nasdaq: PROJ) is the leading global provider of enterprise software and information solutions for professional services firms and government contractors. For decades, we have delivered actionable insight that empowers our customers to unlock their business potential. Over 14,500 organizations and 1.8 million users in approximately 80 countries around the world rely on Deltek to research and identify opportunities, win new business, optimize resources, streamline operations, and deliver more profitable projects. Deltek – Know more. Do more.® www.deltek.com

Use of Non-GAAP Financial Measures

This press release and the related conference call described above contain certain non-GAAP financial measures, including non-GAAP net income, non-GAAP operating income and margin and adjusted EBITDA. The Company defines non-GAAP net income as GAAP net (loss) income before the net-of-tax impact of stock-based compensation, amortization of acquired intangible assets, purchase accounting impacts relating to acquisitions, acquisition-related costs and restructuring charges. Non-GAAP operating income and margin are defined as GAAP operating (loss) income before the pre-tax impact of stock-based compensation, amortization of acquired intangible assets, purchase accounting impacts relating to acquisitions, acquisition-related costs and restructuring charges. Adjusted EBITDA is defined as GAAP net (loss) income before interest expense (net of interest income), provision for income taxes, depreciation, stock-based compensation, amortization, purchase accounting impacts relating to acquisitions, acquisition-related costs and restructuring charges.

The Company believes that the presentation of these measures provides useful information to its investors and lenders because these measures allow for more accurate comparisons of results from period-to-period, enhance the overall understanding of the Company’s performance and provide greater insight into the prospects for the Company’s ongoing business operations. Moreover, the Company also believes it is appropriate to exclude costs associated with restructuring charges because these charges are excluded from management’s assessment of the Company’s operating performance and are not related to the Company’s ongoing business operations. In addition, the Company excludes the items from EBITDA described above in its calculations to determine compliance with its debt covenants and to assess its ability to borrow additional funds to finance or expand its operations.

The Company believes that by reporting these measures, it provides insight and consistency in its financial reporting and presents a basis for comparison of its business operations between current, past and future periods. In addition, the measures provide a basis for the Company to compare its financial results to those of other comparable publicly traded companies and are used by its management team to plan and forecast its business.

Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance which are prepared in accordance with U.S. GAAP and may be different from non-GAAP financial measures used by other companies. Investors are encouraged to review the reconciliations of our GAAP to non-GAAP net income and adjusted EBITDA, which are set forth below.

Forward-Looking Statements

This press release and related conference call contain forward-looking statements that involve substantial risks and uncertainties. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “would” or similar words. You should consider these statements carefully because they discuss our plans, targets, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There will be events in the future, however, that we are not able to predict accurately or control. Our actual results may differ materially from the expectations we describe in our forward-looking statements. Factors or events that could cause our actual results to materially differ may emerge from time to time, and it is not possible for us to accurately predict all of them. Before you invest in our common stock, you should be aware that the occurrence of any such event or of any of the additional events described as risk factors in the Company’s filings with the Securities and Exchange Commission could have a material adverse effect on our business, results of operation and financial position. Any forward-looking statement made by us in this press release or related conference call speaks only as of the date on which we make it. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

DELTEK, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
REVENUES:
Product revenues
Perpetual licenses	$15,020	$14,525	$29,580	$28,529
Subscription and term licenses	9,768	71	16,798	71

Total product revenues	24,788	14,596	46,378	28,600
Maintenance and support services	39,387	32,710	77,560	65,281
Consulting services and other revenues	23,793	17,162	44,008	34,391

Total revenues	87,968	64,468	167,946	128,272

COST OF REVENUES:
Cost of product revenues
Cost of perpetual licenses	1,862	942	3,563	1,866
Cost of subscription and term licenses	5,140	271	9,114	367

Total cost of product revenues	7,002	1,213	12,677	2,233
Cost of maintenance and support services	6,274	6,047	13,254	12,161
Cost of consulting services and other revenues	21,722	16,201	39,444	30,784

Total cost of revenues	34,998	23,461	65,375	45,178

GROSS PROFIT	52,970	41,007	102,571	83,094

Research and development	15,725	11,741	33,286	22,844
Sales and marketing	22,593	11,351	44,835	22,392
General and administrative	12,898	10,974	26,557	20,727
Restructuring charge (benefit)	3,617	(55)	6,822	918

Total operating expenses	54,833	34,011	111,500	66,881

(LOSS) INCOME FROM OPERATIONS	(1,863)	6,996	(8,929)	16,213
Interest income	34	10	67	22
Interest expense	(2,894)	(2,282)	(5,879)	(4,988)
Other income (expense), net	4	(95)	(261)	(46)

(LOSS) INCOME BEFORE INCOME TAXES	(4,719)	4,629	(15,002)	11,201
Income tax (benefit) expense	(1,764)	1,719	(5,496)	4,125

NET (LOSS) INCOME	$(2,955)	$2,910	$(9,506)	$7,076

(LOSS) EARNINGS PER SHARE
Basic	$(0.05)	$0.04	$(0.15)	$0.11

Diluted	$(0.05)	$0.04	$(0.15)	$0.11

COMMON SHARES AND EQUIVALENTS OUTSTANDING
Basic weighted average shares	65,538	64,674	65,441	64,558

Diluted weighted average shares	65,538	66,046	65,441	65,928

DELTEK, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

(unaudited)

	June 30, 2011	December 31, 2010

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$48,458	$76,619
Accounts receivable, net of allowance of $1,634 and $1,600 at June 30, 2011 and December 31, 2010, respectively	53,818	57,915
Deferred income taxes	2,965	4,405
Prepaid expenses and other current assets	10,246	8,799
Income taxes receivable	1,963	2,475

TOTAL CURRENT ASSETS	117,450	150,213

PROPERTY AND EQUIPMENT, NET	15,392	12,916
LONG-TERM DEFERRED INCOME TAXES	11,486	4,214
INTANGIBLE ASSETS, NET	66,459	69,083
GOODWILL	176,829	150,899
OTHER ASSETS	4,742	4,790

TOTAL ASSETS	$392,358	$392,115

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$—	$1,659
Accounts payable and accrued expenses	48,132	46,343
Deferred revenues	107,902	87,888

TOTAL CURRENT LIABILITIES	156,034	135,890

LONG-TERM DEBT	172,247	195,897
OTHER TAX LIABILITIES	2,857	2,553
OTHER LONG-TERM LIABILITIES	8,285	6,389

TOTAL LIABILITIES	339,423	340,729

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY:
Preferred stock, $0.001 par value—authorized, 5,000,000 shares; none issued or outstanding at June 30, 2011 and December 31, 2010	—	—
Common stock, $0.001 par value—authorized, 200,000,000 shares; issued and outstanding, 69,340,511 and 68,794,774 shares at June 30, 2011 and December 31, 2010, respectively	69	69
Class A common stock, $0.001 par value—authorized, 100 shares; issued and outstanding, 100 shares at June 30, 2011 and December 31, 2010	—	—
Additional paid-in capital	267,461	261,837
Accumulated deficit	(222,937)	(213,431)
Accumulated other comprehensive income	8,342	2,911

TOTAL STOCKHOLDERS’ EQUITY	52,935	51,386

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$392,358	$392,115

DELTEK, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Six Months Ended June 30,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(9,506)	$7,076
Adjustments:
Provision for doubtful accounts	433	447
Depreciation and amortization	13,274	4,718
Amortization of debt issuance costs and original issue discount	508	567
Stock-based compensation expense	6,229	5,301
Employee stock purchase plan expense	115	129
Restructuring charge (benefit), net	3,340	(51)
Loss on disposal of fixed assets	11	2
Other noncash activity	132	—
Deferred income taxes	(6,530)	(1,688)

Change in assets and liabilities, net of effects from acquisitions:
Accounts receivable, net	5,922	4,159
Prepaid expenses and other assets	(1,678)	2,492
Accounts payable and accrued expenses	(1,811)	(321)
Income taxes receivable/payable	765	(1,187)
Excess tax benefit from stock awards	(246)	(571)
Other tax liabilities	363	197
Other long-term liabilities	2,256	(323)
Deferred revenues	15,817	19,786

Net Cash Provided by Operating Activities	29,394	40,733

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of WMG, Inc., net of cash acquired	(25,664)	—
Acquisition of assets of S.I.R.A., Inc., net of cash acquired	(1,039)	(6,109)
Acquisition of Maconomy A/S	(168)	—
Purchase of short-term investments	—	(9,263)
Purchase of property and equipment	(6,477)	(1,560)

Net Cash Used in Investing Activities	(33,348)	(16,932)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	337	922
Excess tax benefit from stock awards	246	571
Proceeds from issuance of stock under employee stock purchase plan	358	413
Shares withheld for minimum tax withholding on vested restricted stock awards	(1,182)	(661)
Repayment of debt	(25,524)	(27,015)

Net Cash Used in Financing Activities	(25,765)	(25,770)

IMPACT OF FOREIGN EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	1,558	(13)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(28,161)	(1,982)

CASH AND CASH EQUIVALENTS––Beginning of period	76,619	132,636

CASH AND CASH EQUIVALENTS––End of period	$48,458	$130,654

DELTEK, INC.

RECONCILIATION OF GAAP NET (LOSS) INCOME TO NON-GAAP NET INCOME

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010

Net (Loss) Income (GAAP Basis)	$(2,955)	$2,910	$(9,506)	$7,076
Income Tax (Benefit) Expense	(1,764)	1,719	(5,496)	4,125

Pre-Tax (Loss) Income, (GAAP Basis)	$(4,719)	$4,629	$(15,002)	$11,201

Adjustments:
Amortization of Acquired Intangibles	4,898	1,090	9,275	1,994
Stock-based Compensation	2,907	2,760	6,344	5,430
Restructuring Charge (Benefit), Including Stock-based Compensation of $234 and $547 for the three and six months ended June 30, 2011	3,617	(55)	6,822	918
Net Impact of Acquisition-Related Deferred Revenue before Fair Value Adjustment	1,330	—	3,295	—
Acquisition-Related Costs	679	1,932	1,381	1,932
Net Impact of Acquisition-Related Deferred Commissions before Fair Value Adjustment	(201)	—	(570)	—

Adjusted Pre-Tax Income	8,511	10,356	11,545	21,475

Less: Adjusted Income Tax Expense	3,343	3,975	4,751	8,173

Non-GAAP Net Income	$5,168	$6,381	$6,794	$13,302

Non-GAAP Earnings Per Share (diluted)	$0.08	$0.10	$0.10	$0.20

Weighted Average Shares	66,765	66,046	66,713	65,928

RECONCILIATION OF GAAP OPERATING (LOSS) INCOME AND OPERATING (DEFICIT) MARGIN TO NON-GAAP

OPERATING INCOME AND OPERATING MARGIN

(in thousands)

(unaudited)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2011		2010		2011		2010

Operating (Loss) Income and (Deficit) Margin—GAAP	$(1,863)	-2%	$6,996	11%	$(8,929)	-5%	$16,213	13%
Amortization of Acquired Intangibles	4,898		1,090		9,275		1,994
Stock-based Compensation	2,907		2,760		6,344		5,430
Restructuring Charge (Benefit), Including Stock-based Compensation of $234 and $547 for the three and six months ended June 30, 2011	3,617		(55)		6,822		918
Net impact of Acquisition-Related Deferred Revenue before Fair Value Adjustment	1,330		—		3,295		—
Acquisition-Related Costs	679		1,932		1,381		1,932
Net Impact of Acquisition-Related Deferred \Commissions before Fair Value Adjustment	(201)		—		(570)		—

Operating Income and Margin—Non-GAAP	$11,367	13%	$12,723	20%	$17,618	10%	$26,487	21%

Total Revenues	$87,968		$64,468		$167,946		$128,272

Total Revenues (Non-GAAP)	$89,298		$64,468		$171,241		$128,272

RECONCILIATION OF GAAP NET (LOSS) INCOME TO ADJUSTED EBITDA

(in thousands)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Net (Loss) Income (GAAP Basis)	$(2,955)	$2,910	$(9,506)	$7,076
Amortization	4,945	1,200	9,379	2,215
Income Tax (Benefit) Expense	(1,764)	1,719	(5,496)	4,125
Stock-based Compensation	2,907	2,760	6,344	5,430
Restructuring Charge (Benefit), Including Stock-based Compensation of $234 and $547 for the three and six months ended June 30, 2011	3,617	(55)	6,822	918
Interest Expense, net	2,860	2,272	5,812	4,966
Net Impact of Acquisition-Related Deferred Revenue before Fair Value Adjustment	1,330	—	3,295	—
Depreciation	2,014	1,263	3,895	2,503
Acquisition-Related Costs	679	1,932	1,381	1,932
Net Impact of Acquisition-Related Deferred Commissions before Fair Value Adjustment	(201)	—	(570)	—

Adjusted EBITDA	$13,432	$14,001	$21,356	$29,165

REVENUES

(in thousands)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Total Revenues (GAAP)	$87,968	$64,468	$167,946	$128,272
Net Impact of Maconomy Acquisition-Related Deferred Revenue before Fair Value Adjustment	130	—	426	—
Net Impact of INPUT Acquisition-Related Deferred Revenue before Fair Value Adjustment	1,028	—	2,697	—
Net Impact of WMG Acquisition-Related Deferred Revenue before Fair Value Adjustment	172	—	172	—

Total Revenues (Non-GAAP)	$89,298	$64,468	$171,241	$128,272

STOCK-BASED COMPENSATION EXPENSE

(in thousands)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Cost of Perpetual Licenses	$5	$—	$9	$—
Cost of Subscription and Term Licenses	42	—	89	—
Cost of Maintenance and Support Services	272	225	544	435
Cost of Consulting Services and Other Revenues	255	275	694	440
Research and Development	671	622	1,399	1,189
Sales and Marketing	756	537	1,562	1,218
General and Administrative	906	1,101	2,047	2,148
Restructuring Charge	234	—	547	—

Total	$3,141	$2,760	$6,891	$5,430

AMORTIZATION OF ACQUIRED INTANGIBLE ASSETS

(in thousands)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Cost of Perpetual Licenses	$931	$58	$1,837	$117
Cost of Subscription and Term Licenses	1,240	271	2,205	367
Cost of Consulting Services and Other Revenues	19	19	39	39
Sales and Marketing	2,705	739	5,188	1,465
General and Administrative	3	3	6	6

Total	$4,898	$1,090	$9,275	$1,994

AMORTIZATION AND DEPRECIATION EXPENSES

(in thousands)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Cost of Perpetual Licenses	$984	$171	$1,952	$344
Cost of Subscription and Term Licenses	1,360	271	2,340	367
Cost of Maintenance and Support Services	258	241	638	478
Cost of Consulting Services and Other Revenues	431	359	710	752
Research and Development	464	323	972	626
Sales and Marketing	3,105	914	5,975	1,780
General and Administrative	357	184	687	371

Total	$6,959	$2,463	$13,274	$4,718